EATON VANCE COMMODITY STRATEGY FUND

Supplement to
Prospectus dated May 1, 2015 and
Summary Prospectus dated May 1, 2015

On or before November 30, 2015, Eaton Vance Management, the Fund’s investment adviser, will assume direct responsibility for the Fund’s day-to-day portfolio management.  At such time, Armored Wolf, LLC, will cease to serve as the Fund’s sub-adviser.

October 2, 2015

19970 10.2.15